UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2018

WEINGARTEN REALTY INVESTORS
(Exact name of registrant as specified in its charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2600 Citadel Plaza Drive, Suite 125, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (713) 866-6000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
Weingarten Realty Investors is filing this amended Current Report on Form 8-K/A to revise the information for the 2017 column under the “Capital Expenditures” caption on page 12 and changed a column description under the "Debt Information" caption on page 17 of Exhibit 99.1 included in a Current Report on Form 8-K filed on April 25, 2018. The corrected information appears below and in the accompanying exhibits. Accordingly, this Current Report on Form 8-K/A supersedes, in its entirety, the Current Report on Form 8-K filed on April 25, 2018.
Item 2.02.    Results of Operations and Financial Condition.
On April 24, 2018, we issued a press release describing our results of operations for the quarter ended March 31, 2018, as well as providing supplemental financial information pertaining to our operations. The press release and supplemental financial information are attached as Exhibit 99.1 to this report.
The information, including exhibits hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
Item 9.01.    Financial Statements and Exhibits.

99.1	Supplemental Financial Information at March 31, 2018 (including press release dated April 24, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2018

WEINGARTEN REALTY INVESTORS

By:	/s/ Joe D. Shafer
Joe D. Shafer
Senior Vice President/ Chief Accounting Officer

INDEX TO EXHIBITS

99.1	Supplemental Financial Information at March 31, 2018 (including press release dated April 24, 2018).